Miscellaneous	12 Months Ended
Dec. 31, 2025
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Miscellaneous	Miscellaneous
Miscellaneous consist of the following at year end:

	2025	2024
Tax credits (i)	$191,235	$51,080
Judicial deposits	27,704	19,770
Notes receivable	6,145	5,145
Rent deposits	7,640	4,167
Others	18,807	13,419
	$251,531	$93,581

(i) As of December 31, 2025, the Company’s Brazilian subsidiary recognized a federal tax credit related to the period from 2016 through 2023 amounting to $174,120, of which $34,824 was classified as current within Other Receivables, and $139,296 as non-current within Miscellaneous in the consolidated balance sheet. During 2025, the related benefit was recorded within “Other Operating income, net” and “Net interest expense and other financing results” in the consolidated income statement for $114,623 and $56,453, respectively. The subsidiary will apply the credit against future Brazilian federal tax payments.